Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    October 24, 2002

                         First Financial Holdings, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


Delaware                            0-17122                        57-0866076
--------------------------------------------------------------------------------
State or other jurisdiction of   Commission File                 I.R.S. Employer
incorporation                       Number                          I.D. number


34 Broad Street, Charleston, South Carolina                          29401
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                 (843) 529-5933
--------------------------------------------------------------------------------
               Registrant's telephone number (including area code)

Item 5.       Other Events
              ------------

On October 24, 2002 First Financial Holdings, Inc. announced the results for the fourth quarter ended September 30, 2002.

For more information regarding this matter, see the press release attached hereto as Exhibit 1.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

Exhibit (1).      Press release dated October 24, 2002 and selected financial data.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FINANCIAL HOLDINGS, INC


                                  /s/ Susan E. Baham
                                  ---------------------------------------------
                                  Susan E. Baham
                                  Senior Vice President, Chief Financial Officer and Principal Accounting Officer

Date: October 24, 2002

                                    Exhibit 1

                         Press release dated October 24, 2002.

First Financial Holdings, Inc. Reports Record Results for Year

    CHARLESTON, S.C.--Oct. 24, 2002--First Financial Holdings, Inc. (NASDAQ: FFCH) today announced a record $28.2 million of net income for fiscal 2002.
    Fourth quarter 2002 earnings were $6.8 million. Full year and quarterly earnings in the comparable periods in fiscal 2001 totaled $22.6 million and $6.0 million, respectively. On a diluted per share basis, earnings for the year ended September 30, 2002 totaled $2.04, compared to $1.64 in fiscal 2001. Diluted earnings per share for the September 2002 quarter totaled $.49 compared to $.43 in the comparable quarter in 2001.
    President and Chief Executive Officer A. Thomas Hood commented, "We are pleased to report our most successful year ever. Net income and diluted earnings per share increased 25% and 24%, respectively, in fiscal 2002 over fiscal 2001. During the final quarter we completed our project to merge Peoples Federal into First Federal and are pleased to announce a very successful systems consolidation in early October 2002. With one common identity stretching from coastal North Carolina to Hilton Head in Beaufort County, we believe that the consolidation will improve efficiencies in our operations and allow us to provide better service to our customers. The transition has been well-received by our staff and by our customers."
    Hood also commented further, "Non-interest revenue for the year increased 24% to $31 million compared with $24.9 million in fiscal 2001. We are particularly pleased with our growth in insurance revenues in fiscal 2002. Insurance revenues increased 91% during fiscal 2002 compared with 2001. In the final quarter of fiscal 2002, insurance revenues increased $583 thousand, or 27%, from the comparable quarter in fiscal 2001. A substantial portion of the growth in insurance revenues relates to the effect of a full year of operations of Kinghorn Insurance Services, purchased in late fiscal 2001. Gains on sales of loans almost doubled in fiscal 2002, improving to $4.7 million. With rates at historic lows, the Company experienced a substantial increase in originations of loans for sale. Gains on loan sales increased to $2.0 million in the fourth quarter of 2002 from $1.2 million for the comparable period in 2001. The recent decline in market interest rates and corresponding mortgage rates has also resulted in an $879 thousand impairment charge to adjust the carrying value of the Company's mortgage servicing rights. Due to this adjustment, loan servicing fees were reduced to a net loss of $449 thousand for the quarter and income of $934 thousand for fiscal 2002. Strong gains on loan sales more than offset this impairment charge."
    Insurance operations are a targeted growth area for the Company. First Financial completed its acquisition of Johnson Insurance Associates, Inc., an independent insurance agency based in Columbia, South Carolina, in the fourth quarter. The firm's operations also include Benefit Administrators, Inc., which provides third party administration services of self-funded benefit plans throughout South Carolina.

    Other expenses increased 16%, or approximately $8.8 million in fiscal 2002 over fiscal 2001. During the fourth quarter of fiscal 2002, other expenses increased $1.4 million, or 9% over the quarter ended September 30, 2001. The increases are partially attributable to the acquisition of Kinghorn Insurance Services in late fiscal 2001, the Johnson Insurance Associates acquisition in late fiscal 2002 and to costs associated with higher commission and incentive-based payments. The Company also relocated one branch sales office in fiscal 2002 and is rebuilding a second facility, resulting in short-term relocation costs. In addition, during the fourth quarter of fiscal 2002, the Company accrued an expense of approximately $350 thousand related to the settlement of litigation.
    As of September 30, 2002, total assets of First Financial were $2.3 billion and deposits were $1.4 billion. Loans receivable totaled $1.9 billion at September 30, 2002 and stockholders' equity totaled $166 million. Book value per common share increased to $12.55 at September 30, 2002 compared to $11.71 one year ago.
    Total problem assets increased slightly to $15.1 million from $14.6 million at September 30, 2001 but declined approximately 28% from $20.9 million at June 30, 2002. The ratio of problem assets to total assets was .67% at September 30, 2002 compared to .63% at September 30, 2001 and .92% at June 30, 2002. The decline in problem assets from June 30, 2002 is principally related to a reduction of $2.4 million in non-accrual loans and $2.4 million in restructured loans. The ratio of net loan charge-offs to average net loans annualized increased to 37 basis points in the current quarter compared to 30 basis points in the comparable quarter one year ago and 33 basis points in the June 2002 quarter. For all of fiscal 2002, charge-offs to average net loans increased to 31 basis points from 24 basis points one year ago.
    Hood concluded, "We feel very fortunate to have completed our most successful year ever, in light of overall economic conditions. While we are optimistic that we will continue to execute our plans and achieve our growth and profitability goals, the operating environment continues to be very challenging."
    First Financial is the unitary thrift holding company of First Federal Savings and Loan Association of Charleston. The Association operates 44 offices located in the Charleston Metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.

    Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2001.



                    FIRST FINANCIAL HOLDINGS, INC.
             Unaudited Consolidated Financial Highlights
                  (in thousands, except share data)


                                             Three Months Ended
                                      --------------------------------
                                       09/30/02   09/30/01   06/30/02
                                      ---------- ---------- ----------
Statements of Income
Interest income                         $37,143    $42,250    $37,750
Interest expense                         16,502     23,004     17,189
Net interest income                      20,641     19,246     20,561
Provision for loan losses                (1,400)    (1,500)    (1,472)
Net interest income after provision      19,241     17,746     19,089
Other income
      Net gain on sale of loans           1,977      1,178        728
      Net gain on sale of investments
       and mortgage-backed securities       301         35        303
      Brokerage fees                        428        464        579
      Commissions on insurance            2,777      2,194      2,193
      Service charges and fees on
       deposit accounts                   2,441      2,157      2,348
      Loan servicing fees                  (449)       411        400
      Real estate operations (net)         (176)      (194)      (100)
      Other                                 892        977      1,287
           Total other income             8,191      7,222      7,738
Other expenses
      Salaries and employee benefits     10,034      9,088      9,665
      Occupancy costs                     1,308      1,139      1,262
      Marketing                             415        625        487
      Depreciation, amort., etc.          1,334      1,183      1,261
      FDIC insurance premiums                62         64         68
      Other                               3,721      3,338      3,020
           Total other expenses          16,874     15,437     15,763
Income before income taxes               10,558      9,531     11,064
Provision for income taxes                3,795      3,559      3,987
           Net income                     6,763      5,972      7,077
Earnings per common share:
      Basic                                0.51       0.45       0.53
      Diluted                              0.49       0.43       0.51
Average shares outstanding               13,326     13,402     13,395
Average diluted shares outstanding       13,763     13,855     13,878
Ratios:
      Return on average equity            16.30%     15.45%     17.10%
      Return on average assets             1.19%      1.03%      1.24%
      Net interest margin                  3.85%      3.50%      3.82%
      Operating expense/average assets     2.98%      2.66%      2.77%
      Efficiency ratio                    58.78%     57.97%     56.11%
      Net charge-offs/average net
       loans, annualized                   0.37%      0.30%      0.33%


                                                       Year Ended
                                                   -------------------
                                                   09/30/02  09/30/01
                                                   --------- ---------
Statements of Income
Interest income                                    $154,026  $173,277
Interest expense                                     71,342   102,908
Net interest income                                  82,684    70,369
Provision for loan losses                            (5,888)   (4,975)
Net interest income after provision                  76,796    65,394
Other income
      Net gain on sale of loans                       4,696     2,380
      Net gain on sale of investments and
       mortgage-backed securities                       629       572
      Brokerage fees                                  2,045     1,696
      Commissions on insurance                        9,966     5,230
      Service charges and fees on deposit accounts    9,349     8,489
      Loan servicing fees                               934     1,931
      Real estate operations (net)                     (593)      863
      Other                                           3,933     3,757
           Total other income                        30,959    24,918
Other expenses
      Salaries and employee benefits                 38,696    32,520
      Occupancy costs                                 5,076     4,195
      Marketing                                       1,712     1,759
      Depreciation, amort., etc.                      4,929     4,537
      FDIC insurance premiums                           265       261
      Other                                          13,266    11,871
           Total other expenses                      63,944    55,143
Income before income taxes                           43,811    35,169
Provision for income taxes                           15,659    12,610
           Net income                                28,152    22,559
Earnings per common share:
      Basic                                            2.10      1.69
      Diluted                                          2.04      1.64
Average shares outstanding                           13,378    13,357
Average diluted shares outstanding                   13,832    13,733
Ratios:
      Return on average equity                        17.29%    15.27%
      Return on average assets                         1.23%     0.98%
      Net interest margin                              3.82%     3.20%
      Operating expense/average assets                 2.79%     2.39%
      Efficiency ratio                                56.29%    58.76%
      Net charge-offs/average net loans, annualized    0.31%     0.24%



                                      ---------- ---------- ----------
                                       09/30/02   09/30/01   06/30/02
                                      ---------- ---------- ----------
Statements of Financial Condition
Assets
      Cash and cash equivalents         $87,884    $97,554    $96,668
      Investments                        37,035     39,409     42,595
      Loans receivable                1,924,829  1,905,333  1,892,105
      Mortgage-backed securities        133,568    208,153    156,236
      Office properties, net             33,545     32,968     32,896
      Real estate owned                   2,913      3,337      3,922
      Other assets                       44,900     38,910     38,940
           Total Assets               2,264,674  2,325,664  2,263,362
Liabilities
-----------
      Deposits                        1,440,271  1,395,785  1,411,895
      Advances from FHLB                577,000    625,000    615,000
      Other borrowings                   26,907     90,066     23,750
      Other liabilities                  54,848     57,920     46,489
           Total Liabilities          2,099,026  2,168,771  2,097,134
Stockholders' equity
--------------------
      Stockholders' equity              197,493    173,812    191,205
      Treasury stock                    (34,071)   (19,797)   (27,636)
      Accumulated other comprehensive
       income                             2,226      2,878      2,659
           Total stockholders' equity   165,648    156,893    166,228
           Total liabilities and
            stockholders' equity      2,264,674  2,325,664  2,263,362
Stockholders' equity/assets                7.31%      6.75%      7.34%
Common shares outstanding                13,196     13,396     13,338
Book value per share                     $12.55     $11.71     $12.46

                                      ---------- ---------- ----------
                                       09/30/02   09/30/01   06/30/02
                                      ---------- ---------- ----------
Credit quality-quarterly results
--------------------------------
      Total reserves for loan losses    $15,824    $15,943    $16,179
      Loan loss reserves/net loans         0.82%      0.84%      0.86%
      Reserves/non-performing loans      129.77%    141.44%     95.32%
      Provision for losses               $1,400     $1,500     $1,472
      Net loan charge-offs               $1,755     $1,443     $1,583

Problem assets
--------------
      Non-accrual loans                 $11,860     $8,547    $14,259
      Accruing loans 90 days or more
       past due                              29         25         39
      Renegotiated loans                    305      2,700      2,675
      REO thru foreclosure                2,913      3,337      3,922
           Total                        $15,107    $14,609    $20,895
      As a percent of total assets         0.67%      0.63%      0.92%


First Financial Holdings, Inc.
                                                     As of / For the Quarter Ended (Unaudited)
BALANCE SHEET                                  09/30/02     06/30/02      03/31/02      12/31/01
                                               -------------------------------------------------
Assets
     Cash and investments                    $  124,919    $  139,263    $  142,031    $  127,049
     Loans receivable                         1,924,829     1,892,105     1,900,583     1,930,565
     Mortgage-backed securities                 133,568       156,236       178,946       186,333
     Office properties and equip.                33,545        32,896        32,452        32,473
     Real estate owned                            2,913         3,922         4,417         3,930
     Other assets                                44,900        38,940        38,109        38,522
                                             ----------------------------------------------------
         Total assets                        $2,264,674    $2,263,362    $2,296,538    $2,318,872
                                             ====================================================
Liabilities
     Deposits                                $1,440,271    $1,411,895    $1,423,698    $1,408,501
     Advances-FHLB                              577,000       615,000       643,000       683,000
     Other borrowed money                        26,907        23,750        23,750        23,750
     Other liabilities                           54,848        46,489        41,135        42,981
                                             ----------------------------------------------------
         Total liabilities                    2,099,026     2,097,134     2,131,583     2,158,232
                                             ----------------------------------------------------
         Total stockholders' equity             165,648       166,228       164,955       160,640
                                             ----------------------------------------------------
Total liabilities and stockholders' equity   $2,264,674    $2,263,362    $2,296,538    $2,318,872
                                             ====================================================

Total shares o/s                                 13,196        13,338        13,418        13,401
Book value per share                         $    12.55    $    12.46    $    12.29    $    11.99
Equity/assets                                      7.31%         7.34%         7.18%         6.93%

AVERAGE BALANCES
     Total assets                            $2,264,018    $2,279,950    $2,307,705    $2,322,268
     Earning assets                           2,146,066     2,152,246     2,171,163     2,181,700
     Loans                                    1,933,491     1,917,327     1,930,938     1,931,170
     Costing liabilities                      2,063,148     2,071,949     2,099,587     2,091,818
     Deposits                                 1,432,464     1,424,090     1,411,504     1,406,609
     Equity                                     165,939       165,592       162,798       158,767



                                                    As of / For the Quarter Ended (Unaudited)
                                               09/30/01      06/30/01      03/31/01      12/31/00
                                           ------------------------------------------------------


Assets
     Cash and investments                    $  136,963    $  121,218    $  160,783    $  116,572
     Loans receivable                         1,905,333     1,896,801     1,884,223     1,841,553
     Mortgage-backed securities                 208,153       223,933       245,982       265,184
     Office properties and equip.                32,968        31,654        29,893        29,811
     Real estate owned                            3,337         2,644         2,279         4,364
     Other assets                                38,910        37,814        28,903        28,502
                                           ------------------------------------------------------
         Total assets                        $2,325,664    $2,314,064    $2,352,063    $2,285,986
                                           ======================================================
Liabilities
     Deposits                                $1,395,785    $1,347,794    $1,314,130    $1,237,049
     Advances-FHLB                              625,000       698,000       720,000       750,900
     Other borrowed money                        90,066        66,073       117,848       112,460
     Other liabilities                           57,920        49,909        51,479        42,519
                                           ------------------------------------------------------
         Total liabilities                    2,168,771     2,161,776     2,203,457     2,142,928
                                           ------------------------------------------------------
         Total stockholders' equity             156,893       152,288       148,606       143,058
                                           ------------------------------------------------------
Total liabilities and stockholders' equity   $2,325,664    $2,314,064    $2,352,063    $2,285,986
                                           ======================================================

Total shares o/s                                 13,396        13,382        13,353        13,330
Book value per share                         $    11.71    $    11.38    $    11.13    $    10.73
Equity/assets                                      6.75%         6.58%         6.32%         6.26%

AVERAGE BALANCES
     Total assets                            $2,319,864    $2,333,064    $2,319,025    $2,271,249
     Earning assets                           2,197,635     2,226,638     2,202,304     2,182,752
     Loans                                    1,926,031     1,926,075     1,877,242     1,836,828
     Costing liabilities                      2,119,059     2,139,536     2,115,171     2,079,855
     Deposits                                 1,378,215     1,326,843     1,266,319     1,233,439
     Equity                                     154,591       150,447       145,832       140,455


First Financial Holdings, Inc.

                                                     Quarter Ended (Unaudited)
                                        --------------------------------------------------------------
                                         09/30/02     06/30/02     03/31/02    12/31/01      09/30/01
                                        --------------------------------------------------------------
STATEMENT OF OPERATIONS
Total interest income                   $  37,143    $  37,750    $  38,591    $  40,542    $  42,250
Total interest expense                     16,502       17,189       17,585       20,066       23,004
                                        -------------------------------------------------------------
     Net interest income                   20,641       20,561       21,006       20,476       19,246
     Provision for loan losses             (1,400)      (1,472)      (1,500)      (1,516)      (1,500)
                                        -------------------------------------------------------------
     Net int. inc. after provision         19,241       19,089       19,506       18,960       17,746
                                        -------------------------------------------------------------
Other income
     Net gain (loss) on sale of loans   $   1,977    $     728    $     818    $   1,173    $   1,178
     Gain on investment securities            301          303                        24           35
     Brokerage fees                           428          579          567          471          464
     Commissions on insurance               2,777        2,193        3,138        1,858        2,194
     Loan servicing fees                     (449)         400          513          470          411
     Svc. chgs/fees-dep. accts              2,441        2,348        2,192        2,368        2,157
     Real estate operations (net)            (176)        (100)        (198)        (119)        (194)
     Other                                    892        1,287          853          902          977

        Total other income                  8,191        7,738        7,883        7,147        7,222

Other expenses
     Salaries & employee benefits          10,034        9,665        9,523        9,474        9,088
     Occupancy costs                        1,308        1,262        1,187        1,319        1,139
     Marketing                                415          487          330          480          625
     Depreciation, amort. Etc               1,334        1,261        1,158        1,176        1,183
     Other                                  3,783        3,088        3,543        3,117        3,402
                                         ------------------------------------------------------------

        Total other expenses               16,874       15,763       15,741       15,566       15,437

Income before taxes                        10,558       11,064       11,648       10,541        9,531
Provision for income taxes                  3,795        3,987        4,140        3,737        3,559

          Net Income                    $   6,763    $   7,077    $   7,508    $   6,804    $   5,972


Average shares o/s, basic                  13,326       13,395       13,396       13,396       13,402
Average shares o/s, diluted                13,763       13,878       13,852       13,835       13,855
Net income per share - basic            $    0.51    $    0.53    $    0.56    $    0.51    $    0.45
Net income per share - diluted          $    0.49    $    0.51    $    0.54    $    0.49    $    0.43
Dividends paid per share                $    0.17    $    0.17    $    0.17    $    0.17    $   0.155



                                             Quarter Ended (Unaudited)         Fiscal Year (unaudited)
                                         ------------------------------------------------------------
                                         06/30/01     03/31/01    12/31/00      09/30/02     09/30/01
                                         ------------------------------------------------------------

Total interest income                   $  43,436    $  43,779    $  43,812    $ 154,026    $ 173,277
Total interest expense                     25,150       26,900       27,854       71,342      102,908
                                         ------------------------------------------------------------
     Net interest income                   18,286       16,879       15,958       82,684       70,369
     Provision for loan losses             (1,350)      (1,275)        (850)      (5,888)      (4,975)
                                         ------------------------------------------------------------
     Net int. inc. after provision         16,936       15,604       15,108       76,796       65,394
                                         ------------------------------------------------------------
Other income
     Net gain (loss) on sale of loans   $     559    $     468    $     175    $   4,696    $   2,380
     Gain on investment securities             (3)         232          308          629          572
     Brokerage fees                           430          450          351        2,045        1,696
     Commissions on insurance               1,309          891          836        9,966        5,230
     Loan servicing fees                      489          526          505          934        1,931
     Svc. chgs/fees-dep. accts              2,166        2,033        2,133        9,349        8,489
     Real estate operations (net)             (74)       1,090           41         (593)         863
     Other                                    972        1,001          808        3,933        3,757
                                         ------------------------------------------------------------
        Total other income                  5,848        6,691        5,157       30,959       24,918
                                         ------------------------------------------------------------
Other expenses
     Salaries & employee benefits           8,074        7,954        7,404       38,696       32,520
     Occupancy costs                          993        1,037        1,026        5,076        4,195
     Marketing                                402          376          356        1,712        1,759
     Depreciation, amort. Etc.              1,130        1,097        1,127        4,929        4,537
     Other                                  3,035        2,870        2,825        13531        12132
                                         ------------------------------------------------------------
        Total other expenses               13,634       13,334       12,738       63,944       55,143
                                         ------------------------------------------------------------
Income before taxes                         9,150        8,961        7,527       43,811       35,169
Provision for income taxes                  3,228        3,166        2,657       15,659       12,610
                                         ------------------------------------------------------------
          Net Income                    $   5,922    $   5,795    $   4,870    $  28,152    $  22,559
                                         ============================================================

Average shares o/s, basic                  13,362       13,341       13,323       13,378       13,357
Average shares o/s, diluted                13,760       13,721       13,596       13,832       13,733
Net income per share - basic            $    0.44    $    0.43    $    0.37    $    2.10    $    1.69
Net income per share - diluted          $    0.43    $    0.42    $    0.36    $    2.04    $    1.64
Dividends paid per share                $   0.155    $   0.155    $   0.155    $    0.68    $    0.62


First Financial Holdings, Inc.

                                                           Quarter Ended (unaudited)
                                       --------------------------------------------------------------
                                              09/30/02     06/30/02        03/31/02     12/31/01
                                       --------------------------------------------------------------
OTHER RATIOS
     Return on Average Assets                    1.19%         1.24%         1.30%         1.17%
     Return on Average Equity                   16.30%        17.10%        18.45%        17.14%
     Average yield on earning assets             6.93%         7.01%         7.11%         7.43%
     Average cost of paying liabilities          3.18%         3.32%         3.39%         3.80%
     Gross spread                                3.75%         3.69%         3.72%         3.63%
     Net interest margin                         3.85%         3.82%         3.87%         3.75%
     Operating exp./avg. assets                  2.98%         2.77%         2.73%         2.68%
     Efficiency ratio                           58.78%        56.11%        54.12%        56.16%
LOANS ORIGINATED
     Mortgage                              $  104,364    $  113,136    $  126,568    $  126,748
     Consumer                                  55,524        54,557        49,522        46,601
     Commercial                                28,545        31,958        27,786        23,361
                                       --------------------------------------------------------
     Total loan originations               $  188,433    $  199,651    $  203,876    $  196,710


COMPOSITION OF GROSS LOAN PORTFOLIO
     Residential (1-4 family)              $1,224,971   $ 1,203,643    $1,264,222    $1,239,806
     Other residential                         39,256        42,311        47,892        45,495
     A & D and lots                            76,494        78,081        81,805        86,303
     Commercial real estate                   139,987       139,579       134,568       131,511
     Consumer                                 373,707       365,881       351,412       347,480
     Commercial business                      114,684       103,977       105,288        98,637
                                       --------------------------------------------------------
                                           $1,969,099   $ 1,933,472    $1,938,206    $1,973,648
                                       ========================================================
ASSET QUALITY
     Non-accrual loans                     $   11,860    $   14,259    $   11,611    $   12,358
     Loans 90 days or more past due                29            39            36            48
     Renegotiated loans                           305         2,675         2,679         2,696
     REO thru foreclosure                       2,913         3,922         4,417         3,930
                                       --------------------------------------------------------
         TOTAL                             $   15,107    $   20,895    $   18,743    $   19,032
                                       --------------------------------------------------------

LOAN AND REO LOSS RESERVES
     Total reserves for loan losses        $   15,824    $   16,179    $   16,289    $   16,144
     Loan loss reserves/net loans                0.82%         0.86%         0.86%         0.84%
     Provision for losses                       1,400         1,472         1,500         1,516
     Net loan charge-offs                       1,755         1,583         1,354         1,315
     Net charge-offs/average net loans           0.09%         0.08%        0.07%          0.07%
     Annualized net charge-offs/av.loans         0.37%         0.33%        0.28%          0.28%


                                                           Quarter Ended (unaudited)
                                                ------------------------------------------------
                                                09/30/01     06/30/01    03/31/01       12/31/00
                                                ------------------------------------------------

OTHER RATIOS
     Return on Average Assets                    1.03%         1.02%         1.00%         0.86%
     Return on Average Equity                   15.45%        15.75%        15.90%        13.87%
     Average yield on earning assets             7.69%         7.80%         7.95%         8.02%
     Average cost of paying liabilities          4.31%         4.72%         5.16%         5.29%
     Gross spread                                3.38%         3.08%         2.79%         2.73%
     Net interest margin                         3.50%         3.28%         3.07%         2.92%
     Operating exp./avg. assets                  2.66%         2.34%         2.30%         2.24%
     Efficiency ratio                           57.97%        56.31%        59.93%        61.34%

LOANS ORIGINATED
     Mortgage                               $  100,449    $  127,607    $   80,832    $   70,903
     Consumer                                   52,108        57,243        45,893        49,765
     Commercial                                 23,058        32,993        30,156        22,662
                                               -------------------------------------------------
     Total loan originations               $   175,615    $  217,843    $  156,881    $  143,330
                                               -------------------------------------------------

COMPOSITION OF GROSS LOAN PORTFOLIO
     Residential (1-4 family)              $1,239,806    $ 1,248,937   $ 1,254,885    $1,232,678
     Other residential                         50,195         54,226        49,366        48,545
     A & D and lots                            90,186         91,590        93,492        92,881
     Commercial real estate                   132,116        131,901       133,859       134,949
     Consumer                                 350,443        342,237       330,217       332,149
     Commercial business                       93,081         86,451        76,958        61,369
                                               -------------------------------------------------
                                           $1,955,827    $ 1,955,342    $1,938,777    $1,902,571
                                               =================================================
ASSET QUALITY
     Non-accrual loans                     $    8,547    $    8,504    $    9,717    $    7,195
     Loans 90 days or more past due                25            26            24            35
     Renegotiated loans                         2,700         2,703         2,706         2,709
     REO thru foreclosure                       3,337         2,644         2,279         4,364
                                               ------------------------------------------------
         TOTAL                             $   14,609    $   13,877    $   14,726    $   14,303
                                               ------------------------------------------------
LOAN AND REO LOSS RESERVES
     Total reserves for loan losses        $   15,943    $   15,886    $   15,655    $   15,438
     Loan loss reserves/net loans                0.86%         0.84%         0.84%         0.84%
     Provision for losses                       1,500         1,350         1,275           850
     Net loan charge-offs                       1,443         1,119         1,058           815
     Net charge-offs/average net loans           0.08%         0.06%         0.06%         0.04%
     Annualized net charge-offs/av.loans         0.30%         0.24%         0.23%         0.18%




                                                                    Fiscal Year (unaudited)
                                                                    ------------------------
                                                                     09/30/02    09/30/01
                                                                    ------------------------
OTHER RATIOS
     Return on Average Assets                                             1.23%       0.98%
     Return on Average Equity                                            17.29%      15.27%
     Average yield on earning assets                                      7.12%       7.87%
     Average cost of paying liabilities                                   3.43%       4.87%
     Gross spread                                                         3.69%       3.00%
     Net interest margin                                                  3.82%       3.20%
     Operating exp./avg. assets                                           2.79%       2.39%
     Efficiency ratio                                                    56.29%      58.76%
LOANS ORIGINATED
     Mortgage                                                          $470,816    $379,791
     Consumer                                                          $206,204    $205,009
     Commercial                                                        $111,650    $108,869
                                                                    ------------------------
     Total loan originations                                           $788,670    $693,669
                                                                    ------------------------

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





    CONTACT: First Financial Holdings, Inc., Charleston
             Susan E. Baham, 843/529-5601